                           SCHEDULE 14(a) INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[x]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                   PACIFIC RESEARCH & ENGINEERING CORPORATION
                (Name of Registrant as Specified In Its Charter)




Payment of Filing Fee (Check the appropriate box):

[x]   No Fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

            ------------------------------------------------------------------

      2)    Aggregate number of securities to which transaction applies:

            ------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

            ------------------------------------------------------------------

      4)    Proposed maximum aggregate value of transaction:

            ------------------------------------------------------------------

      5)    Total Fee Paid:

            ------------------------------------------------------------------



     (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

            ------------------------------------------------------------------

      2)    Form, Schedule or Registration Statement No.:

            ------------------------------------------------------------------

      3)    Filing Party:

            ------------------------------------------------------------------

      4)    Date Filed:

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

                   PACIFIC RESEARCH & ENGINEERING CORPORATION
                             2070 LAS PALMAS DRIVE
                           CARLSBAD, CALIFORNIA 92009

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 5, 1997

Dear Shareholder:

     You are invited to attend the Annual Meeting of the Shareholders of Pacific Research & Engineering Corporation (the "Company"), which will be held on June 5, 1997, at 9:00 a.m. local time at the Olympic Resort, 6111 El Camino Real, Carlsbad, California for the following purposes:

          1. To elect seven (7) directors to hold office for one-year terms and until each of their successors are elected and qualified.

          2. To consider a proposal to ratify the appointment of Harlan & Boettger as the Company's independent public accountants for the fiscal year ending December 31, 1997.

          3. To transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on May 1, 1997 are entitled to notice of, and to vote at, this meeting and any adjournments thereof.

                                          By order of the Board of Directors,

                                          LARRY EYLER,
                                          Secretary
Carlsbad, California
May 9, 1997

                   PACIFIC RESEARCH & ENGINEERING CORPORATION
                             2070 LAS PALMAS DRIVE
                           CARLSBAD, CALIFORNIA 92009

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

     The accompanying proxy is solicited by the Board of Directors of Pacific Research & Engineering Corporation, a California corporation (the "Company") for use at the Annual Meeting of Shareholders to be held June 5, 1997 at 9:00 a.m. local time, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. This meeting will be held at the Olympic Resort, 6111 El Camino Real, Carlsbad, California. The date of this Proxy Statement is May 9, 1997, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to shareholders.

                              GENERAL INFORMATION

     Annual Report. An annual report for the fiscal year ended December 31, 1996, is enclosed with this Proxy Statement.

     Voting Securities. Only shareholders of record as of the close of business on May 1, 1997, will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 2,305,500 shares of Common Stock of the Company, issued and outstanding. Shareholders may vote in person or in proxy. Each holder of shares of Common Stock is entitled to one (1) vote for each share of stock held on the proposals presented in this Proxy Statement, except that in the election of directors each shareholder has cumulative voting rights and is entitled to as many votes as equal the number of votes to which he is entitled multiplied by the number of directors to be elected, which votes may be cast for a single candidate or distributed among any or all of the candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to the voting, of his intention to cumulate his votes. The Company's bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting.

     Solicitation of Proxies. The cost of soliciting proxies will be borne by the Company. The Company will solicit shareholders by mail through its regular employees, and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. In addition, the Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

     Voting of Proxies. All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A shareholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivery to the Secretary of the Company of a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

     In the event that cumulative voting is invoked, a proxy authorizing a vote for management's nominees for directors may be voted cumulatively for less than all of such nominees. If no instructions are given on the executed proxy, the proxy will be voted in favor of the proposals described, but votes may be cumulated for less than all of the nominees for director.

     Stock Ownership of Certain Beneficial Owners and Management. The following table sets forth certain information, as of April 15, 1997, with respect to the beneficial ownership of the Company's Common Stock by (i) all persons known by the Company to be the beneficial owners of more than 5% of the outstanding Common Stock of the Company, (ii) each director and director-nominee of the Company, (iii) the executive officer of the Company named in the Summary Compensation Table, and (iv) all current executive officers and directors of the Company as a group:

                                                                       SHARES OWNED(1)
                                                                  --------------------------
                                                                   NUMBER         PERCENTAGE
                          NAME AND ADDRESS                        OF SHARES        OF CLASS
    ------------------------------------------------------------  ---------       ----------
    Jack Williams(2)(3).........................................  1,054,000          45.7%
    Michael Dosch(2)............................................     70,000           3.0
    Larry Eyler(2)..............................................     70,000           3.0
    Dave Pollard(2).............................................     70,000           3.0
    Michael T. Bosworth(2)(4)...................................      5,000             *
    John D. Lane(5).............................................      4,000             *
    John M. Robbins(2)(6).......................................     17,500             *
    All Directors and Executive Officers as a Group (7
      persons)(3)(4)(6).........................................  1,290,500          55.7%

---------------
 *  less than one percent

(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such persons, subject to applicable community property laws.

(2) Each of such persons may be reached through the Company at 2070 Las Palmas, Drive, Carlsbad, California 92009.

(3) Includes 2,000 shares owned by Mr. Williams' children.

(4) Includes 5,000 shares subject to options exercisable within sixty (60) days of April 15, 1997.

(5) Mr. Lane may be reached at Westport Resources, 315 Post Road West, Westport, Connecticut 06880.

(6) Includes 5,000 shares subject to options exercisable within sixty (60) days of April 15, 1997.

                             ELECTION OF DIRECTORS

     The Company's Board of Directors currently consists of seven (7) authorized directors, each of whom has been nominated by Management for election at the Annual Meeting of Shareholders. If elected, each nominee will serve as a director until the Company's Annual Meeting of Shareholders in 1998, and until his successor is elected and qualified. If the nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although Management knows of no reason to anticipate that this will occur), the proxies may be voted for a substitute nominee as the Board of Directors may designate.

     If a quorum is present and voting, the nominees for director receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

                                                                                        DIRECTOR
                 NAME                    AGE                  POSITION                   SINCE
---------------------------------------  ---   ---------------------------------------  --------
Jack Williams..........................  55    Chairman of the Board, Chief Executive     1969
                                               Officer and President
Michael Dosch..........................  34    Vice President, Chief Operating Officer    1995
                                               and Director
Larry Eyler............................  43    Vice President, Finance, Chief             1995
                                               Financial Officer, Corporate Secretary
                                               and Director
David Pollard..........................  44    Vice President, Engineering and            1996
                                               Director
Michael T. Bosworth....................  50    Director                                   1996
John D. Lane...........................  50    Director                                   1996
John M. Robbins........................  49    Director                                   1996

     Jack Williams has served as Chief Executive Officer, President and Chairman of the Board of Directors since October 1969. Prior to founding the Company, Mr. Williams was a professional recording engineer and an audio and video systems designer at the University of California, San Diego.

     Michael Dosch has been a Director of the Company since December 1995. Mr. Dosch has served in a number of positions since he joined the Company in July 1984. Mr. Dosch was promoted to General Manager in June of 1992 to oversee the Company's day-to-day operations and to direct marketing activities and he was promoted to Vice President, Chief Operating Officer in 1995. Mr. Dosch's prior experience includes positions with Xentek, Inc., a manufacturer of state of the art switching power supplies, and Carvin Company, a manufacturer of professional audio products for the music performance industry.

     Larry Eyler joined the Company in July of 1992 as the Chief Financial Officer, and was elected a Director in December 1995. Prior to joining the Company, Mr. Eyler was Director of Finance, Real Estate, for The Price Company from October 1987 to July 1989, and Chief Financial Officer for Club Merchandising from July 1989 to September 1992. Mr. Eyler also had experience with Peat, Marwick, Mitchell & Co., and Dixieline Lumber Company.

     David Pollard has been a Director of the Company since May 1996. Mr. Pollard has served as Vice President, Engineering of the Company since December 1995, and as manager of various operating functions since September 1985, including product engineering, systems engineering/manufacturing as well as sales. Mr. Pollard now oversees the technical staff responsible for research & development, product design, systems engineering and documentation.

     Michael T. Bosworth became a Director of the Company on February 14, 1996. Mr. Bosworth has over 20 years experience in the information technology industry. Mr. Bosworth is the founder and author of Solution Selling, and since 1983 has operated his own sales training and consulting company focusing on buyer oriented sales methodology.

     John D. Lane became a Director of the Company on March 15, 1996. In 1997 Mr. Lane joined the investment banking firm of Westport Resources as its Managing Director, Vice President of Capital Markets. Prior to that, Mr. Lane was Executive Vice President, Syndicate with Nutmeg Securities. Mr. Lane joined Nutmeg Securities as a 30% partner in 1989 and served Nutmeg Securities in several capacities including: officer, director, retail manager, and corporate finance & syndicate. He has been an active member of the SIA since 1986 and twice chairman of the Membership Committee. He has served for many years on the SIA Local Firms Committee and served as a chairman of the committee in 1994. He has also served as a director of the Regional Investment Brokers Association since 1991.

     John M. Robbins became a Director of the Company in May 1996. Mr. Robbins is also a director of Garden Fresh Restaurant Corporation. From January 1988 through November 1994 Mr. Robbins served as chairman of the Board, President and Chief Executive Officer of American Residential Mortgage Corporation.

     During the year ended December 31, 1996, the Board held three (3) meetings. Each director serving on the Board in fiscal year 1996 attended at least 75% of the meetings of the Board and the Committees on which he serves during his tenure on the Board or such committees.

     The Company does not have a standing Nominating Committee, but does have an Audit Committee and a Compensation Committee.

     The Audit Committee's function is to review with the Company's independent public accountants and management the annual financial statements and independent public accountants' opinion, review the scope and results of the examination of the Company's financial statements by the independent public accountants, approve all professional services and related fees performed by the independent public accountants, recommend the retention of the independent public accountants to the Board, subject to ratification by the shareholders, and periodically review the Company's accounting policies and internal accounting and financial controls. The members of the Audit Committee are Messrs. Lane and Robbins. During the year ended December 31, 1996, the Audit Committee did not hold any meetings.

     The Compensation Committee's function is to review and approve salary and bonus levels and stock option grants. The members of the Compensation Committee are Messrs. Williams, Bosworth and Robbins. During the year ended December 31, 1996, the Compensation Committee held one (1) meeting.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

     The following table sets forth information concerning the compensation of the Chief Executive Officer of the Company, who was the only executive officer whose salary and bonus exceeded $100,000 in 1996, for services in all capacities to the Company during the years ended December 31, 1996 and 1995:

                           SUMMARY COMPENSATION TABLE

                                                                         LONG TERM
                                                                        COMPENSATION
                                                                        ------------
                                                                           AWARDS
                                                                        ------------
                                           ANNUAL COMPENSATION           SECURITIES
                                       ----------------------------      UNDERLYING       ALL OTHER
     NAME AND PRINCIPAL POSITION       YEAR      SALARY      BONUS        OPTIONS        COMPENSATION
-------------------------------------  ----     --------     ------     ------------     ------------
Jack Williams........................  1996     $138,154         --        603,217              --
  President and Chief                  1995     $125,000     $6,500             --          $2,939(1)
  Executive Officer

---------------
(1) Includes 401(k) matching contributions made by the Company.

     The following table provides the specified information concerning grants of options to purchase the Company's Common Stock made during the year ended December 31, 1996 to the person named in the Summary Compensation Table:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                NUMBER OF
                                                SECURITIES      % OF TOTAL
                                                UNDERLYING       OPTIONS
                                                 OPTIONS        GRANTED TO
                                                 GRANTED       EMPLOYEES IN     EXERCISE     EXPIRATION
                     NAME                          (1)         FISCAL YEAR       PRICE          DATE
----------------------------------------------  ----------     ------------     --------     ----------
Jack Williams.................................    603,217          80.4%         $ 5.50       5/23/2006

---------------
(1) These options will vest and become exercisable pursuant to the schedule set forth below, if the Company achieves the following performance criteria: (i) 80,429 shares if the Company's earnings per share are at least $0.25 or the Common Stock achieves a price of at least $6.00 per share in 1997; (ii) 80,429 shares if the Company's earnings per share are at least $0.30 or the Common Stock achieves a price of at least $7.20 per share in 1998; (iii) 80,429 shares if the Company's earnings per share are at least $0.36 or the Common Stock achieves a price of at least $8.64 per share in 1999; (iv) 180,965 shares if the Company's earnings per share are at least $0.43 per share or the Common Stock achieves a price of at least $10.37 per share in 2000; and (v) 180,965 shares if the Company's earnings per share are at least $0.52 or the Common Stock achieves a price of at least $12.44 per share in 2001. In the event the Company does not achieve these performance criteria in any given year, any shares reserved for issuance but not yet vested will become exercisable in addition to such subsequent year's shares if the Company achieves the performance criteria in such subsequent year. In addition, if not previously vested, all shares will vest on December 31, 2003 in the event that the executive officer remains employed with the Company through that date. Under the Company's 1996 Omnibus Stock Plan ("the Plan"), the Board retains discretion to modify the terms, including the price, of outstanding options. See "EXECUTIVE COMPENSATION AND OTHER
    MATTERS -- Employment and Change of Control Arrangements."

     The following table provides the specified information concerning unexercised options held as of December 31, 1996, by the person named in the Summary Compensation Table:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION VALUES (1)

                                                                      NUMBER OF SECURITIES
                                                                 UNDERLYING UNEXERCISED OPTIONS
                                                                          AT 12/31/96
                                                                 ------------------------------
                               NAME                                    UNEXERCISABLE (2)
    -----------------------------------------------------------  ------------------------------
    Jack Williams..............................................              603,217

---------------
(1) Based on a fair market value of $2.50, the closing price of the Company's Common Stock on December 31, 1996, none of Mr. Williams' options were in-the-money as of such date. Mr. Williams did not exercise any options in 1996.

(2) None of Mr. Williams' options are currently exercisable.

EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     Mr. Williams serves as Chairman, President and Chief Executive Officer pursuant to the terms of an employment agreement entered into in 1996 which continues in effect until April 1999. Under the terms of the agreement, Mr. Williams receives an annual salary of not less than $156,000 and a bonus to be determined by the Board of Directors. In addition, Mr. Williams receives an automobile allowance of $250.00 per month.

     Mr. Dosch serves as Vice President and Chief Operating Officer pursuant to the terms of an employment agreement entered into in 1996 which continues in effect until April 1999. Under the terms of the agreement, Mr. Dosch receives an annual salary of not less than $104,000 and a bonus to be determined by the Board of Directors. In addition, Mr. Dosch receives an automobile allowance of $250.00 per month.

     Mr. Eyler serves as Vice President, Finance, Chief Financial Officer and Corporate Secretary pursuant to an employment agreement entered into in 1996 which continues in effect until April 1999. Under the terms of the agreement, Mr. Eyler receives an annual salary of not less than $104,000 and a bonus to be determined by the Board of Directors. In addition, Mr. Eyler receives an automobile allowance of $250.00 per month.

     Mr. Pollard serves as Vice President, Engineering pursuant to an employment agreement entered into in 1996 which continues in effect until April 1999. Under the terms of the agreement, Mr. Pollard receives an annual salary of not less than $104,000 and a bonus to be determined by the Board of Directors. In addition, Mr. Pollard receives an automobile allowance of $250.00 per month.

     In the event an executive officer's employment with the Company is terminated without cause, he will receive a lump sum payment of his salary at the level stated above for the balance of the term of the Agreement.

     Effective January 1997, the compensation committee increased annual executive salaries as follows: Mr. Williams -- $170,000; Mr. Dosch -- $125,000; Mr. Eyler -- $115,000; Mr. Pollard -- $115,000.

     In the event the Company enters into an agreement to dispose of substantially all of the assets or stock of the Company, options outstanding under the Plan will vest in full and become exercisable as of the date of such agreement. Any outstanding options which are not exercised or assumed will terminate as of the date of such disposition.

COMPENSATION OF DIRECTORS

     Mr. Bosworth and Mr. Robbins each receives $1,000 per month as a retainer, $750 per directors' meeting and committee meeting attended and has been granted an option to purchase 5,000 shares of Common Stock, exercisable at $5.50 per share until May 23, 2006. Additionally, Mr. Bosworth and Mr. Robbins will each receive ten year options to purchase 2,500 shares of Common Stock at the then-market price on the date of the grant on the first three anniversaries of their respective elections as a director. These grants are conditioned upon Mr. Bosworth and Mr. Robbins being a director at the time of the grant. Mr. Bosworth and Mr. Robbins may also receive additional reimbursement for expenses, as determined by the Board of Directors, as directors' fees.

     Mr. Lane receives $750 per directors' meeting and committee meeting attended, and may receive such additional reimbursement for expenses, as determined by the Board of Directors, as directors' fees. See also "-- Certain Transactions."

CERTAIN TRANSACTIONS

     During 1995, the Company incurred approximately $130,900 of rental expenses in connection with its corporate offices, manufacturing operations and technical cabinet fabrication facilities, located in Carlsbad, California, which was paid to Mr. Williams, the former owner of the premises, through the Williams Family Trust. This property was sold in May 1995 to an unrelated third party.

     Mr. Williams personally guaranteed a credit facility with Grossmont Bank comprised of two term loans and a line of credit in the amount of $150,000, $250,000 and $500,000, respectively. Proceeds of the Company's public offering in 1996 were used in part to pay off these loans.

     At the time of the Company's public offering in 1996, Mr. Lane was an executive officer and controlling person of Nutmeg Securities, the principal underwriter of such offering. The total underwriting discounts and commissions paid by the Company with respect to such offering were $550,000. In addition, Nutmeg Securities received (i) a non-accountable expense allowance of $165,000 and (ii) warrants to purchase up to 50,000 units at $17.05 per unit exercisable over four (4) years commencing May 28, 1997, with each unit consisting of two shares of the Company's Common Stock and one redeemable Common Stock Purchase Warrant of the Company, and (iii) a consulting fee of $72,000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

     Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% shareholders were complied with except that (i) the initial statements of beneficial ownership for the executive officers and more than 10% shareholders of the Company were filed late and (ii) two reports reporting four (4) transactions which resulted in beneficial ownership changes by Mr. Williams were filed late.

APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Company has selected Harlan & Boettger, independent accountants for the Company since 1993, as independent accountants to audit the financial statements of the Company for the year ending December 31, 1997. A representative of Harlan & Boettger is expected to be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

     The affirmative vote of a majority of the votes cast at the Annual Meeting of Shareholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF HARLAN & BOETTGER AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1997.

                     SHAREHOLDER PROPOSALS TO BE PRESENTED
                             AT NEXT ANNUAL MEETING

     Proposals of shareholders intended to be presented at the next Annual Meeting of the Shareholders of the Company must be received by the Company at its offices at 2070 Las Palmas Drive, Carlsbad, CA 92009 not later than January 8, 1998, and satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's proxy statement for that meeting.

                         TRANSACTION OF OTHER BUSINESS

     At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          LARRY EYLER,
                                          Secretary
May 9, 1997

                   PACIFIC RESEARCH & ENGINEERING CORPORATION


        PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 5, 1997

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned shareholder of Pacific Research & Engineering Corporation, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, and hereby appoints Jack Williams and Larry Eyler, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of Pacific Research & Engineering Corporation to be held on June 5, 1997, at 9:00 a.m., local time, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

      WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND "FOR" THE PROPOSALS SET FORTH ON THE REVERSE SIDE.

Please fill in, date, sign and mail this proxy in the enclosed postage-paid return envelope.


                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE. SEE REVERSE SIDE

/X/   Please mark votes as in this example.

1. To elect directors to serve for the ensuing year and until their successors are duly elected.

      NOMINEES: Jack Williams, Michael Dosch, Larry Eyler, David Pollard, Michael Bosworth, John Lane, John Robbins

            FOR         WITHHELD
            / /            / /


/ /___________________________
For all nominees except as noted above


2. To ratify the appointment of Harlan & Boettger as the independent accountants of the Company for fiscal year ending December 31, 1997.

            FOR         AGAINST           ABSTAIN
            / /           / /               / /


3. To transact such other business as may properly come before the mooting or any adjournment thereof.

                  / /   MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

Please sign exactly as name appears hereto. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.



Signature:_________________________       Date________________


Signature:_________________________       Date________________


                                       12